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                                                                 EXHIBIT (24)(A)



February 22, 2002

Mr. Alan M. Wright and
Mr. Rodger A. Kershner
CMS Energy Corporation
Fairlane Plaza South, Suite 1100
330 Town Center Drive
Dearborn, MI 48126

CMS Energy Corporation is required to file an Annual Report on Form 10-K for the year ended December 31, 2001 with the Securities and Exchange Commission within 90 days after the end of the year.

We hereby make, constitute and appoint each of you our true and lawful attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission said Annual Report with any necessary exhibits, and any amendments thereto that may be required.

Very truly yours,


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
      /s/ WILLIAM T. MCCORMICK, JR.                                                         /s/ DAVID W. JOOS
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               William T. McCormick, Jr.                                                    David W. Joos



                     /s/ J. M. DEUTCH                                                         /s/ W. U. PARFET
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                    John M. Deutch                                                        William U. Parfet



             /s/ JAMES J. DUDERSTADT                                                       /s/ PERCY A. PIERRE
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                  James J. Duderstadt                                                      Percy A. Pierre



          /s/ KATHLEEN R. FLAHERTY                                                               /s/ K. L. WAY
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                 Kathleen R. Flaherty                                                      Kenneth L. Way



                 /s/ EARL D. HOLTON                                                            /s/ K. WHIPPLE
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                    Earl D. Holton                                                         Kenneth Whipple


                                                   /s/ JOHN B. YASINSKY
                                          --------------------------------------
                                                     John B. Yasinsky
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